UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05603

Name of Fund: BlackRock World Income Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock World Income Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/07

Date of reporting period: 01/01/07 - 06/30/07

Item 1 - Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock World Income                                                 BlackRock
Fund, Inc.

SEMI-ANNUAL REPORT
JUNE 30, 2007 | (UNAUDITED)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock World Income Fund, Inc.

Portfolio Information as of June 30, 2007

                                                            Percent of Long-Term
Geographic Allocation                                                Investments
--------------------------------------------------------------------------------
Germany ...............................................................    31.6%
United States .........................................................    23.9
Brazil ................................................................     6.3
United Kingdom ........................................................     6.3
Denmark ...............................................................     3.6
Spain .................................................................     2.9
Russia ................................................................     2.8
Canada ................................................................     2.7
Japan .................................................................     2.3
Mexico ................................................................     2.1
Turkey ................................................................     2.1
Sweden ................................................................     1.6
Hungary ...............................................................     1.3
Ireland ...............................................................     1.3
South Africa ..........................................................     1.2
Colombia ..............................................................     1.1
Czech Republic ........................................................     1.0
Venezuela .............................................................     1.0
Indonesia .............................................................     0.9
Uruguay ...............................................................     0.9
Norway ................................................................     0.7
Peru ..................................................................     0.6
Argentina .............................................................     0.4
Netherlands ...........................................................     0.4
Philippines ...........................................................     0.3
China .................................................................     0.3
Dominican Republic ....................................................     0.2
Kazakhstan ............................................................     0.2
--------------------------------------------------------------------------------

Officers and Directors

Robert C. Doll, Jr., Fund President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon Jr., Director
Donald C. Burke, Vice President and Treasurer
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
PFPC Inc.
Wilmington, DE 19809


2           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007

A Letter to Shareholders

Dear Shareholder

At the mid-point of 2007, investor sentiment appeared quite buoyant, notwithstanding some undertones of caution. For equity markets, positive momentum as the year began was interrupted by a notable but transitory set-back at the end of February. Markets resumed their ascent through May, but entered a trading range in June as investors began to question the sustainability of the rally. For the most part, equities found support in robust merger-and-acquisition activity, healthy global economies, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds prevailed over such headwinds as a weakening U.S. economy, slowing housing market, credit-related lending problems, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index to a new record high in May.

Meanwhile, turmoil in the subprime mortgage market and generally mixed economic signals weighed on bonds. In June, bond prices dropped precipitously as long-term yields rose to their highest levels in five years. The 10-year Treasury yield, which began 2007 at 4.68%, reached nearly 5.30% in mid-June before retracing to 5.03% by month's end. Notably, this year has brought some re-steepening of the yield curve, which had been flat to inverted throughout 2006. Still, at the end of June, yields along the curve remained below the federal funds rate of 5.25%, the level at which the Federal Reserve Board (the
Fed) has left it since first pausing in August 2006. While first-quarter gross domestic product growth of 0.7% represented the slowest rate of expansion since 2002, the Fed reiterated that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, thereby reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, the major equity market indexes posted strong returns for the annual and semi-annual periods ended June 30, 2007, while fixed income assets were more mixed:

Total Returns as of June 30, 2007                                                   6-month     12-month
========================================================================================================
U.S. equities (S&P 500 Index)                                                       + 6.96%     +20.59%
--------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                        + 6.45      +16.43
--------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                   +10.74      +27.00
--------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                            + 0.98      + 6.12
--------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                      + 0.14      + 4.69
--------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)    + 2.96      +11.22
--------------------------------------------------------------------------------------------------------

We expect market volatility to linger throughout the second half of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view "What's Ahead in 2007: The Second-Quarter Update" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007           3

A Discussion With Your Fund's Portfolio Managers

      The Fund posted a modestly negative return for the first six months of 2007, as global bond yields rose and prices correspondingly fell.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2007, BlackRock World Income Fund, Inc.'s Institutional, Investor A, Investor B, Investor C and Investor C1 Shares had total returns of -.42%, -.52%, -.78%, -.88% and -.79%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark JPMorgan Global Government Bond Broad Index returned -.33% and the Lipper Global Income Funds category posted an average return of +.67%. (Funds in this Lipper category invest primarily in U.S.-dollar and non-U.S.-dollar debt securities of issuers located in at least three countries, one of which may be the United States.)

After a slow start early in the year, global economic growth rebounded in the second quarter of 2007. In the United States, the second-quarter gross domestic product (GDP) growth rate is expected to be significantly higher than the annualized rate of 0.7% recorded in the first quarter. In other regions, economic growth has remained robust, with little sign of significant slowdown. The underlying growth rate in Europe holds at just under 3%, China is growing at a pace over 10%, and India's economy has shown close to double-digit growth. In Japan, data remains inconsistent, as the economy still seems very dependent on export growth. However, since export growth has remained relatively strong, the overall growth rate in Japan is still marginally above its historical average.

The U.S. dollar outperformed most major currencies in the first half of 2007, registering gains of 2.4% and 2.5% against the euro and the pound, respectively, but declining 3.6% versus the yen.

The Fund's performance for the first six months of 2007 reflected the rise in global bond yields during the period. In the United States, 10-year Treasury yields rose roughly 30 basis points (.30%) to 5.00% (as prices correspondingly fell). Expectations that the Federal Reserve Board would ease its monetary policy during 2007 had been a central assumption of fixed income markets since the last hike in the target federal funds rate in June 2006, given slowing GDP growth, rising concern over the subprime mortgage sector and a slumping housing market. As this assumption changed during the second quarter, yields moved higher.

European yields also rose sharply, with 10-year German bund yields up approximately 60 basis points to 4.60%. The European Central Bank increased short-term interest rates 25 basis points at both its March and June 2007 meetings, and continues with an implicit credit-tightening bias. European growth was strong, with annualized first-quarter 2007 Eurozone GDP at 2.4%. In the U.K., the consumer price index (CPI) broke the Bank of England's (BOE) tolerance band of 1% above the stated CPI target of 2% for the first time since the BOE gained operational independence. Yields on gilts, which are U.K. government securities, rose in line with European yields.

What changes were made to the portfolio during the period?

We added to the portfolio's duration in the United States and Europe during the period, moving from a short duration relative to the benchmark index to a moderately long duration. We believe European yields in particular provide better fundamental value given the magnitude of the sell-off in that market during the first half of the year. In our view, the 4.5% peak in official rates currently priced into the market seems higher than justified by the global economic environment. The Fund's overall duration remains relatively short, given that we have maintained the short duration position in Japan based on our belief that the Bank of Japan will continue to raise interest rates.

The Fund added exposure to U.S.-dollar-denominated bonds in Argentina and Venezuela while reducing exposure to external debt, a country's debt denominated in foreign currency, in Brazil. We also added to our positions in Peruvian and Colombian external debt. In the U.S. high yield segment of the market, the Fund's largest holdings were in the utilities and industrials sectors.


4           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007

Rating actions continue to be favorable for BB-rated credits in Latin America. Fitch, a major credit rating agency, put Peru's BB+ rating on positive outlook. Credit rating agency Standard & Poor's also upgraded Colombia's external debt to investment grade at BBB-. Additionally, Colombia received an upgrade to BB+ from Fitch and a positive outlook on its Ba2 rating from Moody's Investors Service. Local markets were the best performers for the period as high local interest rates, strong economic growth and decreasing volatility continued to attract foreign investment in those countries. Volatility in emerging markets currencies has declined, which we consider an encouraging sign going forward.

How would you characterize the Fund's position at the close of the period?

At June 30, 2007, the portfolio's duration was approximately 40 basis points long versus the benchmark index in the dollar bloc, 35 basis points long in Pan-Europe, and 150 basis points short in Japan. Roughly 23.7% of the Fund's net assets was invested in emerging markets debt and 6.0% was in high yield bonds, with the remainder in developed markets. Foreign currency bonds and foreign exchange forwards (a contractual obligation to buy or sell a specific amount of foreign currency against another currency at a specific price for delivery at a future date) put the Fund's non-U.S.-dollar exposure at close to 75% at the end of the semi-annual period. From a currency perspective, the Fund was allocated approximately as follows: 34% euro, 28% yen, 15% U.S. dollar, 6% British pound, 2% Swedish krona, 2% Canadian dollar and 2% in other developed currencies. In emerging markets, the Fund ended the period allocated as follows: 2.0% Polish zloty, 2.0% Brazilian real, 2.0% Malaysian ringgit, 1.6% Indonesian rupiah, 1% Turkish lira and 2.4% in other emerging markets currencies.

The Fund is overweight external debt in emerging markets, particularly Peru and Colombia, as we expect that improvements in these credits will be reflected in higher credit ratings. We maintain overweight positions in local markets in Turkey, Brazil and Mexico. We believe the Fund is positioned to benefit from the appreciation of emerging Asian currencies versus the U.S. dollar through exposure to the Malaysian ringgit and the Indonesian rupiah.

High yield markets have endured a difficult environment, with sentiment turning negative toward the end of the second quarter. We have seen some "hung" bridge loans and, subsequently, there have been some concerns surrounding the terms of leveraged buyouts (LBOs). When an investment bank arranges financing for an LBO, it frequently provides an equity investor with a short-term or "bridge" loan to facilitate the completion of the deal. If the investment bank is unable to secure long-term financing for the LBO, the equity investor may access the proceeds from the bridge loan to fund the LBO. This is referred to as a "hung" bridge loan. Going forward, we believe that there may be ample opportunities for the Fund to exploit in the high yield market.

Andrew Gordon
Co-Portfolio Manager

Imran Hussain
Co-Portfolio Manager

Jeffrey Gary
Co-Portfolio Manager

Kevin Booth
Co-Portfolio Manager

July 30, 2007

--------------------------------------------------------------------------------
We are pleased to announce that Kevin Booth, CFA, has joined the Fund's portfolio management team and, together with Mr. Gordon, Mr. Hussain and Mr. Gary, is jointly responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Booth is a Managing Director with BlackRock, Inc. and a member of the firm's Fixed Income Portfolio Management Group. He joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in 2006. At MLIM, Mr. Booth managed four hybrid high yield funds and led the distressed debt effort. Prior to joining MLIM in 1991, he spent four years with American International Group and 10 years in commercial banking with both Deutsche Bank AG and Bankers Trust.
--------------------------------------------------------------------------------


           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007           5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C1 and Institutional Shares, respectively. Also effective October 2, 2006, the Fund's Investor C Shares commenced operations. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

o Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                  6-Month         12-Month        10-Year       Standardized
As of June 30, 2007                             Total Return    Total Return    Total Return    30-Day Yield
============================================================================================================
Institutional Shares*                               -0.42%          +6.88%         +53.51%           4.76%
------------------------------------------------------------------------------------------------------------
Investor A Shares*                                  -0.52           +6.64          +49.52            4.41
------------------------------------------------------------------------------------------------------------
Investor B Shares*                                  -0.78           +6.08          +41.84            4.03
------------------------------------------------------------------------------------------------------------
Investor C Shares*                                  -0.88           +5.85          +38.99            3.86
------------------------------------------------------------------------------------------------------------
Investor C1 Shares*                                 -0.79           +6.06          +41.44            4.06
------------------------------------------------------------------------------------------------------------
JPMorgan Global Government Bond Broad Index**       -0.33           +3.31          +72.59              --
------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index measures the performance of leading government bond markets based on total return in U.S. currency.


6           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor C1 Shares compared to growth of an investment in the JPMorgan Global Government Bond Broad Index. Values are from June 1997 to June 2007.

                                                                                                                     JPMorgan Global
           Institutional          Investor A           Investor B            Investor C         Investor C1          Government Bond
                Shares*+            Shares*+             Shares*+              Shares*+            Shares*+            Broad Index++
6/97             $10,000             $ 9,600              $10,000               $10,000             $10,000                  $10,000
6/98             $10,182             $ 9,750              $10,092               $10,081             $10,098                  $10,561
6/99             $ 8,248             $ 7,879              $ 8,121               $ 8,084             $ 8,122                  $10,948
6/00             $ 9,064             $ 8,636              $ 8,841               $ 8,796             $ 8,837                  $11,231
6/01             $ 9,568             $ 9,094              $ 9,275               $ 9,193             $ 9,267                  $10,949
6/02             $ 8,849             $ 8,389              $ 8,512               $ 8,418             $ 8,484                  $12,475
6/03             $11,188             $10,581              $10,678               $10,538             $10,661                  $14,647
6/04             $12,455             $11,750              $11,795               $11,615             $11,753                  $15,462
6/05             $14,282             $13,419              $13,400               $13,188             $13,371                  $16,732
6/06             $14,363             $13,460              $13,371               $13,131             $13,336                  $16,705
6/07             $15,351             $14,354              $14,184               $13,899             $14,144                  $17,259


* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units.
++ This unmanaged Index measures the performance of leading government bond markets based on total return in U.S. currency.

      Past performance is not indicative of future results.

Average Annual Total Return

================================================================================
Institutional Shares                                                  Return
================================================================================
One Year Ended 6/30/07                                                + 6.88%
--------------------------------------------------------------------------------
Five Years Ended 6/30/07                                              +11.65
--------------------------------------------------------------------------------
Ten Years Ended 6/30/07                                               + 4.38
--------------------------------------------------------------------------------

                                                Return Without      Return With
                                                 Sales Charge      Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 6/30/07                              + 6.64%           + 2.37%
--------------------------------------------------------------------------------
Five Years Ended 6/30/07                            +11.34            +10.43
--------------------------------------------------------------------------------
Ten Years Ended 6/30/07                             + 4.10            + 3.68
--------------------------------------------------------------------------------

                                                    Return            Return
                                                 Without CDSC       With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 6/30/07                              + 6.08%           + 2.08%
--------------------------------------------------------------------------------
Five Years Ended 6/30/07                            +10.75            +10.49
--------------------------------------------------------------------------------
Ten Years Ended 6/30/07                             + 3.56            + 3.56
--------------------------------------------------------------------------------

                                                    Return            Return
                                                 Without CDSC       With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 6/30/07                              + 5.85%           + 4.85%
--------------------------------------------------------------------------------
Five Years Ended 6/30/07                            +10.55            +10.55
--------------------------------------------------------------------------------
Ten Years Ended 6/30/07                             + 3.35            + 3.35
--------------------------------------------------------------------------------

                                                    Return            Return
                                                 Without CDSC       With CDSC+++
================================================================================
Investor C1 Shares++
================================================================================
One Year Ended 6/30/07                              + 6.06%           + 5.06%
--------------------------------------------------------------------------------
Five Years Ended 6/30/07                            +10.76            +10.76
--------------------------------------------------------------------------------
Ten Years Ended 6/30/07                             + 3.53            + 3.53
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 4%.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007           7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                        Expenses Paid
                                                           Beginning               Ending             During the Period*
                                                         Account Value          Account Value          January 1, 2007
                                                        January 1, 2007         June 30, 2007          to June 30, 2007
========================================================================================================================
Actual
========================================================================================================================
Institutional                                             $   1,000               $  995.80               $    5.15
------------------------------------------------------------------------------------------------------------------------
Investor A                                                $   1,000               $  994.80               $    6.18
------------------------------------------------------------------------------------------------------------------------
Investor B                                                $   1,000               $  992.20               $    8.79
------------------------------------------------------------------------------------------------------------------------
Investor C                                                $   1,000               $  991.20               $    9.78
------------------------------------------------------------------------------------------------------------------------
Investor C1                                               $   1,000               $  992.10               $    8.84
========================================================================================================================
Hypothetical (5% annual return before expenses)**
========================================================================================================================
Institutional                                             $   1,000               $1,019.64               $    5.21
------------------------------------------------------------------------------------------------------------------------
Investor A                                                $   1,000               $1,018.60               $    6.26
------------------------------------------------------------------------------------------------------------------------
Investor B                                                $   1,000               $1,015.97               $    8.90
------------------------------------------------------------------------------------------------------------------------
Investor C                                                $   1,000               $1,014.98               $    9.89
------------------------------------------------------------------------------------------------------------------------
Investor C1                                               $   1,000               $1,015.92               $    8.95
------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.04% for Institutional, 1.25% for Investor A, 1.78% for Investor B, 1.98% for Investor C and 1.79% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007

Schedule of Investments as of June 30, 2007 (Unaudited)        (in U.S. dollars)

                                                       Shares
          Industry                Common Stocks          Held           Value
================================================================================
North America
--------------------------------------------------------------------------------
Canada -- 0.1%
          Paper -- 0.1%
          Western Forest Products, Inc. (b)
                                                       80,642       $    162,761
          ----------------------------------------------------------------------
          Total Common Stocks in Canada                                  162,761
================================================================================
United States -- 0.0%
          Telecommunications -- 0.0%
          PTV, Inc. (b)                                     1                500
          ----------------------------------------------------------------------
          Total Common Stocks in the United States                           500
================================================================================
          Total Common Stocks
          (Cost -- $1,406,994) -- 0.1%                                   163,261
================================================================================

                                Preferred Stocks
================================================================================
North America
--------------------------------------------------------------------------------
United States -- 0.1%
          Telecommunications -- 0.1%
          PTV, Inc. Series A, 10%                      29,543            156,578
          ----------------------------------------------------------------------
          Total Preferred Stocks
          (Cost -- $982,122) -- 0.1%                                     156,578
================================================================================

                                  Warrants (f)
================================================================================
Latin America
--------------------------------------------------------------------------------
Venezuela -- 0.0%
          Government -- Foreign -- 0.0%
          Venezuela Oil Obligations
            (expires 4/15/2020)                         3,000            111,000
          ----------------------------------------------------------------------
          Total Warrants in Latin America -- 0.0%                        111,000
================================================================================
North America
--------------------------------------------------------------------------------
United States -- 0.1%
          Health Care -- 0.0%
          HealthSouth Corp. (expires 1/16/2014)        14,085             11,268
          ----------------------------------------------------------------------
          Wireless Communications -- 0.1%
          American Tower Corp.
          (expires 8/01/2008)                             225            133,284
          ----------------------------------------------------------------------
          Total Warrants in North America -- 0.1%                        144,552
================================================================================
          Total Warrants
          (Cost -- $14,638) -- 0.1%                                      255,552
================================================================================

                                  Fixed Income           Face
          Industry                Securities           Amount           Value
================================================================================
Africa
--------------------------------------------------------------------------------
South Africa -- 1.1%
          Government -- Foreign -- 1.1%
          South Africa Government Bond:
              13% due 8/31/2010         ZAR         5,000,000            780,828
              Series 196, 10%
                due 2/28/2009                       3,666,667            522,816
              Series R195, 10%
                due 2/28/2008                       3,666,666            518,962
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Africa -- 1.1%              1,822,606
================================================================================
Europe
--------------------------------------------------------------------------------
Czech Republic -- 1.0%
          Government -- Foreign -- 1.0%
          Czech Republic, 4%
          due 4/11/2017                 CZK        34,220,000          1,525,273
          ----------------------------------------------------------------------
          Total Fixed Income Securities in the Czech Republic          1,525,273
================================================================================
Denmark -- 3.4%
          Financial -- 2.1%
          Nykredit Realkredit A/S, 4%
            due 1/01/2008               DKK         9,590,000          1,739,443
          Realkredit Danmark A/S Series
            83D, 4.51% due 10/01/2038 (a)           9,643,856          1,648,702
                                                                    ------------
                                                                       3,388,145
          ----------------------------------------------------------------------
          Government -- Foreign -- 1.3%
          Denmark Government Bond:
              4% due 11/15/2010                     5,800,000          1,035,813
              4% due 11/15/2017                     5,775,000            996,261
                                                                    ------------
                                                                       2,032,074
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Denmark                     5,420,219
================================================================================
Germany -- 30.2%
          Financial -- 5.2%
          Eurohypo AG, 3.25%
            due 10/26/2015              EUR         6,750,000          8,205,336
          ----------------------------------------------------------------------
          Government -- Foreign -- 25.0%
          Bundesobligation :
              3.25% due 4/17/2009                   1,825,000          2,418,678
              2.50% due 10/08/2010                    570,000            725,135
              Series 143, 3.50%
                due 10/10/2008                      4,450,000          5,954,393
              Series 145, 3.50%
                due 10/09/2009                      1,875,000          2,484,308
              Series 148, 3.50%
                due 4/08/2011                       4,985,000          6,509,613
              Series 149, 3.50%
                due 10/14/2011                      1,470,000          1,910,254
          Bundesrepublik Deutschland:
              3.75% due 1/04/2015                   3,060,000          3,930,724
              4% due 7/04/2016                        595,000            772,739
              4.75% due 7/04/2034                   8,340,000         11,346,057
              Series 05, 3.50%
                due 1/04/2016                         860,000          1,078,349
              Series 06, 3.75%
                due 1/04/2017                         295,000            374,586
              Series 05, 4%
                due 1/04/2037                         730,000            878,569


           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007           9

Schedule of Investments (continued)     (in U.S. dollars)

                                  Fixed Income           Face
          Industry                Securities           Amount           Value
================================================================================
Europe
--------------------------------------------------------------------------------
Germany (concluded)
          Government -- Foreign (concluded)
          Bundesschatzanweisungen
            Series 1, 3.75%
            due 3/13/2009               EUR         1,225,000       $  1,638,335
                                                                    ------------
                                                                      40,021,740
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Germany                    48,227,076
================================================================================
Hungary -- 1.2%
          Government -- Foreign -- 1.2%
          Hungary Government Bond:
              7.25% due 6/12/2012       HUF       189,000,000          1,052,212
              Series 10/B, 6.75%
                due 10/12/2010                    166,320,000            911,429
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Hungary                     1,963,641
================================================================================
Ireland -- 1.2%
          Financial -- 1.2%
          GE Capital European Funding,
            4.375% due 3/30/2011        EUR           280,000            373,959
          Talisman Finance Plc, 5.402%
            due 4/22/2017                           1,200,000          1,624,146
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Ireland                     1,998,105
================================================================================
Netherlands -- 0.3%
          Diversified Media -- 0.3%
          Nielsen Finance LLC, 10%
            due 8/01/2014 (e)           USD           500,000            528,750
          ----------------------------------------------------------------------
          Total Fixed Income Securities in the Netherlands               528,750
================================================================================
Norway -- 0.6%
          Government -- Foreign -- 0.6%
          Norway Government Bond,
            4.25% due 5/19/2017         NOK         6,425,000          1,011,732
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Norway                      1,011,732
================================================================================
Russia -- 2.7%
          Energy -- Exploration & Production -- 0.4%
          Gaz Capital for Gazprom (e):
              6.212% due 11/22/2016     USD           400,000            389,600
              6.51% due 3/07/2022                     340,000            335,580
                                                                    ------------
                                                                         725,180
          ----------------------------------------------------------------------
          Government -- Foreign -- 2.3%
          Russian Federation Bonds
            12.75% due 6/24/2028
            (Regulation S)                          2,050,000          3,612,039
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Russia                      4,337,219
================================================================================
Spain -- 2.8%
          Government -- Foreign -- 2.8%
          Spain Government Bond:
              4.20% due 7/30/2013       EUR         1,000,000          1,325,885
              4.40% due 1/31/2015                   2,350,000          3,135,040
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Spain                       4,460,925
================================================================================
Sweden -- 1.5%
          Government -- Foreign -- 1.5%
          Sweden Government Bond:
              4.50% due 8/12/2015       SEK        12,650,000          1,851,296
              Series 1043, 5%
                due 1/28/2009                       3,570,000            528,046
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Sweden                      2,379,342
================================================================================
Turkey -- 2.0%
          Government -- Foreign -- 2.0%
          Turkey Government Bond:
              0% due 7/16/2008          USD         2,700,000          1,718,743
              14% due 1/19/2011                     1,220,000            861,129
              7% due 6/05/2020                        600,000            601,500
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Turkey                      3,181,372
================================================================================
United Kingdom -- 6.0%
          Cable -- International -- 0.2%
          NTL Cable Plc, 9.125%
            due 8/15/2016               GBP           250,000            261,875
          ----------------------------------------------------------------------
          Financial -- 1.0%
          Northern Rock Plc, 5.625%
          due 6/22/2017 (e)                         1,600,000          1,605,154
          ----------------------------------------------------------------------
          Government -- Foreign -- 4.8%
          United Kingdom Gilt:
              5% due 3/07/2008                        380,000            759,840
              5% due 9/07/2014                      1,969,000          3,812,224
              4% due 9/07/2016                      1,475,000          2,652,672
              5% due 3/07/2025                        250,000            491,996
================================================================================
                                                                       7,716,732
          ----------------------------------------------------------------------
          Total Fixed Income Securities in the United Kingdom          9,583,761
================================================================================
          Total Fixed Income Securities in Europe -- 52.9%            84,617,415
================================================================================
Latin America
--------------------------------------------------------------------------------
Argentina -- 0.4%
          Government -- Foreign -- 0.4%
          Argentina Bonos (a):
              2.244% due 9/30/2008      USD            90,000             41,068
              5.475% due 8/03/2012                    337,500            320,943
          Argentina Government
            International Bond, 1.33%
            due 12/31/2038                            774,351            319,420
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Argentina                     681,431
================================================================================
Brazil -- 3.1%
          Financial -- 1.2%
          Banco Bradesco SA, 17.50%
            due 12/10/2007 (e)          BRL         3,500,000          1,858,048
          ----------------------------------------------------------------------
          Government -- Foreign -- 1.9%
          Brazilian Government
            International Bond, 10.50%
            due 7/14/2014               USD         2,450,000          3,084,550
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Brazil                      4,942,598
================================================================================


10           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007

Schedule of Investments (continued)     (in U.S. dollars)

                                  Fixed Income           Face
          Industry                Securities           Amount           Value
================================================================================
Latin America (concluded)
--------------------------------------------------------------------------------
Colombia -- 1.1%
          Government -- Foreign -- 1.1%
          Colombia Government
            International Bond:
              7.375% due 1/27/2017      USD           765,000       $    829,260
              7.375% due 9/18/2037                    820,000            910,200
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Colombia                    1,739,460
================================================================================
Dominican Republic -- 0.2%
          Government -- Foreign -- 0.2%
          Dominican Republic International
            Bond, 9.04% due 1/23/2018                 218,595            249,199
          ----------------------------------------------------------------------
          Total Fixed Income Securities in
          the Dominican Republic                                         249,199
================================================================================
Mexico -- 2.0%
          Government -- Foreign -- 2.0%
          Mexican Bonos, 9.50%
            due 12/18/2014              MXN         8,666,200            883,345
          Mexican Bonos Series M 30, 10%
            due 11/20/2036                         20,000,000          2,340,723
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Mexico                      3,224,068
================================================================================
Peru -- 0.6%
          Government -- Foreign -- 0.6%
          Peru Government
            International Bond:
              8.75% due 11/21/2033      USD           225,000            291,375
              6.55% due 3/14/2037                     590,000            592,950
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Peru                          884,325
================================================================================
Uruguay -- 0.9%
          Government -- Foreign -- 0.9%
          Uruguay Government International
            Bond, 9.25% due 5/17/2017               1,200,000          1,434,000
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Uruguay                     1,434,000
================================================================================
Venezuela -- 0.8%
          Government -- Foreign -- 0.8%
          Venezuela Government
            International Bond:
              7.65% due 4/21/2025                     325,000            297,375
              9.25% due 9/15/2027                   1,000,000          1,042,500
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Venezuela                   1,339,875
================================================================================
          Total Fixed Income Securities in
          Latin America -- 9.1%                                       14,494,956
================================================================================
North America
--------------------------------------------------------------------------------
Canada -- 2.5%
          Diversified Media -- 0.6%
          Quebecor World Capital Corp.,
            8.75% due 3/15/2016 (e)                 1,000,000            985,000
          ----------------------------------------------------------------------
          Government -- Foreign -- 0.8%
          Canadian Government Bond:
              3% due 12/01/2036         CAD           442,482            498,247
              5% due 6/01/2037                        700,000            716,126
              2% due 12/01/2041                       105,000             96,933
                                                                    ------------
                                                                       1,311,306
          ----------------------------------------------------------------------
          Metal -- Other -- 0.6%
          Novelis, Inc., 7.25%
            due 2/15/2015               USD           850,000            872,313
          ----------------------------------------------------------------------
          Paper -- 0.5%
          Ainsworth Lumber Co. Ltd.,
            7.25% due 10/01/2012        USD           750,000            577,500
          Domtar, Inc., 7.125%
            due 8/15/2015                             250,000            242,188
                                                                    ------------
                                                                         819,688
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Canada                      3,988,307
================================================================================
United States -- 3.8%
          Airlines -- 0.0%
          Continental Airlines, Inc. Series
            1998-1-C, 6.541%
            due 9/15/2009                              12,408             12,392
          ----------------------------------------------------------------------
          Automotive -- 0.3%
          American Tire Distributors, Inc.,
            11.61% due 4/01/2012 (a)                  400,000            404,000
          ----------------------------------------------------------------------
          Chemicals -- 0.2%
          Equistar Chemicals LP, 8.75%
            due 2/15/2009                             300,000            310,500
          ----------------------------------------------------------------------
          Consumer -- Non-Durables -- 0.2%
          American Greetings Corp.,
            7.375% due 6/01/2016                      375,000            378,750
          ----------------------------------------------------------------------
          Energy -- Exploration &
          Production -- 0.5%
          Sabine Pass LNG LP, 7.50%
            due 11/30/2016 (e)                        850,000            845,751
          ----------------------------------------------------------------------
          Financial -- 0.2%
          SLM Corp.:
              4.30% due 12/15/2009      CAD           250,000            223,398
              5.40% due 10/25/2011      USD            90,000             82,431
                                                                    ------------
                                                                         305,829
          ----------------------------------------------------------------------
          Gaming -- 0.3%
          Station Casinos, Inc., 7.75%
            due 8/15/2016                             500,000            495,000
================================================================================
          Housing -- 0.2%
          Ply Gem Industries, Inc., 9%
            due 2/15/2012                              85,000             76,394
          Stanley-Martin Communities LLC,
            9.75% due 8/15/2015                       250,000            220,000
                                                                    ------------
                                                                         296,394
          ----------------------------------------------------------------------
          Manufacturing -- 0.6%
          Superior Essex Communications
            LLC, 9% due 4/15/2012                   1,000,000          1,020,000
          ----------------------------------------------------------------------
          Service -- 0.8%
          Ashtead Capital, Inc., 9%
            due 8/15/2016 (e)                         250,000            261,875
          Avis Budget Car Rental LLC,
          7.86% due 5/15/2014 (a)                     450,000            456,750
          Dycom Industries, Inc., 8.125%
            due 10/15/2015                            500,000            520,000
                                                                    ------------
                                                                       1,238,625
          ----------------------------------------------------------------------
          Telecommunications -- 0.3%
          Qwest Corp., 7.50%
            due 10/01/2014                            500,000            512,500
          ----------------------------------------------------------------------


           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007           11

Schedule of Investments (continued)     (in U.S. dollars)

                                  Fixed Income           Face
          Industry                Securities           Amount           Value
================================================================================
North America (concluded)
--------------------------------------------------------------------------------
United States (concluded)
          Utility -- 0.2%
          Edison Mission Energy, 7.75%
            due 6/15/2016               USD           250,000       $    248,750
          ----------------------------------------------------------------------
          Total Fixed Income Securities in the United States           6,068,491
================================================================================
          Total Fixed Income Securities in
          North America -- 6.3%                                       10,056,798
================================================================================
Pacific Basin/Asia
--------------------------------------------------------------------------------
China -- 0.3%
          Utility -- 0.3%
          AES China Generating Co. Ltd.,
            8.25% due 6/26/2010                       500,000            499,719
          ----------------------------------------------------------------------
          Total Fixed Income Securities in China                         499,719
================================================================================
Indonesia -- 0.8%
          Government -- Foreign -- 0.5%
          Indonesia Government
          International Bond (e):
              7.50% due 1/15/2016                     350,000            374,500
              6.625% due 2/17/2037                    500,000            481,250
                                                                    ------------
                                                                         855,750
          ----------------------------------------------------------------------
          Telecommunications -- 0.3%
          Excelcomindo Finance Co. BV, 8%
            due 1/27/2009 (e)                         475,000            483,313
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Indonesia                   1,339,063
================================================================================
Japan -- 2.2%
          Financial -- 0.3%
          JLOC XXXVII Trust, 0%
            due 1/15/2015               JPY        50,000,000            406,091
          ----------------------------------------------------------------------
          Government -- Foreign -- 1.9%
          Japan Government Fifteen Year
          Bond Series 39, 1.27%
            due 3/20/2021 (a)                     373,000,000          3,015,203
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Japan                       3,421,294
================================================================================
Kazakhstan -- 0.2%
          Financial -- 0.2%
          Kazkommerts International B.V.:
              8.50% due 4/16/2013       USD            90,000             91,971
              8% due 11/03/2015                       270,000            264,168
          ----------------------------------------------------------------------
          Total Fixed Income Securities in Kazakhstan                    356,139
================================================================================
Philippines -- 0.3%
          Government -- Foreign -- 0.3%
          Philippine Government
            International Bond:
              9% due 2/15/2013                        370,000            412,550
              8.875% due 3/17/2015                     10,000             11,463
          ----------------------------------------------------------------------
          Total Fixed Income Securities in the Philippines               424,013
================================================================================
          Total Fixed Income Securities in the
          Pacific Basin/Asia -- 3.8%                                   6,040,228
================================================================================
          Total Fixed Income Securities
          (Cost -- $116,084,213) -- 73.2%                            117,032,003

                                                         Face
          Industry       Structured Notes              Amount           Value
================================================================================
Latin America
--------------------------------------------------------------------------------
Brazil -- 2.9%
          Energy -- Exploration &
          Production -- 2.9%
          Citigroup Funding Inc.
            (Brazil NTN-F), 10%
            due 1/03/2012 (a)(e)        USD         9,150,000       $  4,618,639
          ----------------------------------------------------------------------
          Total Structured Notes (Cost -- $3,749,298) -- 2.9%          4,618,639
================================================================================

                         U.S. Government & Agency
                         Obligations
================================================================================
North America
--------------------------------------------------------------------------------
United States -- 3.1%
          Fannie Mae Guaranteed Pass
            Through Certificates:
              5.50% due 6/01/2037                   1,500,000          1,446,734
              5.50% due 7/15/2037                   1,600,000          1,543,000
          U.S. Treasury Bonds, 6.25%
            due 8/15/2023                             365,000            405,293
          U.S. Treasury Inflation Indexed
            Bonds, 2.50% due 7/15/2016 (h)            736,560            728,331
          U.S. Treasury Notes, 4.75%
            due 2/15/2037                             875,000            825,030
          ----------------------------------------------------------------------
          Total U.S. Government & Agency Obligations
          (Cost -- $4,937,881) -- 3.1%                                 4,948,388
================================================================================

                         Non-U.S. Government Agency
                         Mortgage-Backed
                         Securities
================================================================================
North America
--------------------------------------------------------------------------------
United States -- 15.8%
          Bank One Issuance Trust Series
            2002-A5 Class A5, 5.44%
            due 6/15/2010 (a)                       1,800,000          1,800,743
          Bank One Issuance Trust Series
            2003-A10 Class A10, 5.43%
            due 6/15/2011 (a)(h)                    2,150,000          2,153,262
          Bank of America Credit Card
            Trust Series 2006-A16
            Class A16, 4.72%
            due 5/15/2013                           1,700,000          1,666,134
          Bear Stearns Commercial
            Mortgage Securities Series
            2005-PWR8 Class A4, 4.674%
            due 6/11/2041                           1,030,000            958,140
          CWCapital Cobalt Series 2006-C1
            Class A4, 5.223%
            due 8/15/2048                             920,000            875,361
          Chase Issuance Trust Series
            2005-A3 Class A, 5.34%
            due 10/17/2011 (a)                      2,550,000          2,551,198
          Chase Manhattan Auto Owner
            Trust Series 2005-B Class A4,
            4.88% due 6/15/2012                     1,300,000          1,291,293


12           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007

Schedule of Investments (continued)     (in U.S. dollars)

                         Non-U.S. Government Agency
                         Mortgage-Backed                 Face
          Industry       Securities                    Amount           Value
================================================================================
North America (concluded)
--------------------------------------------------------------------------------
United States (concluded)
          Credit Suisse Mortgage Capital
            Certificates Series 2007-C3
            Class A4, 5.723%
            due 6/15/2039 (a)           USD           975,000       $    962,632
          First Union National Bank
            Commercial Mortgage Series
            1999-C4 Class A2, 7.39%
            due 12/15/2031                            972,425          1,004,613
          Ford Credit Auto Owner Trust
            Series 2006-C Class A3, 5.16%
            due 11/15/2010                          1,675,000          1,670,101
          JPMorgan Chase Commercial
            Mortgage Securities Corp.
            Series 2001-CIBC Class A3,
            6.26% due 3/15/2033                       823,317            839,010
          LB-UBS Commercial Mortgage
            Trust Series 2006-C7 Class A3,
            5.347% due 11/15/2038                     870,000            837,487
          LB-UBS Commercial Mortgage
            Trust Series 2007-C1 Class A4,
            5.424% due 2/15/2040                    1,010,000            976,374
          MBNA Credit Card Master Note
            Trust Series 2006-A4 Class A4,
            5.31% due 9/15/2011 (a)                 2,100,000          2,100,351
          PECO Energy Transition Trust
            Series 2001-A Class A1, 6.52%
            due 12/31/2010                            975,000          1,003,562
          Residential Asset Mortgage
            Products, Inc. Series 2006-RZ2
            Class A1, 5.39% due 5/25/2036 (a)         743,457            743,533
          SLM Student Loan Trust Series
            2005-1 Class A2, 5.44%
            due 4/27/2020 (a)                       1,450,000          1,452,896
          Salomon Brothers Mortgage
            Securities VII Series 2001-C2
            Class A3, 6.499%
            due 10/13/2011                            850,000            875,197
          Wells Fargo Home Equity Trust Series
            2006-2 Class A1, 5.394%
            due 7/25/2036 (a)                         732,519            732,476
          ----------------------------------------------------------------------
          Total Non-U.S. Government Agency
          Mortgage-Backed Securities
          (Cost -- $24,663,600) -- 15.3%                              24,494,363
================================================================================

                         U.S. Government Agency
                         Mortgage-Backed
                         Securities
================================================================================
          Freddie Mac Multiclass Certificates
            Series 2945 Class BD, 5.50%
            due 10/15/2034                            819,068            814,386
          ----------------------------------------------------------------------
          Total U.S. Government Agency
          Mortgage-Backed Securities
          (Cost -- $824,116) -- 0.5%                                     814,386
================================================================================

                                                   Beneficial
          Industry       Other Interests (d)         Interest           Value
================================================================================
North America
--------------------------------------------------------------------------------
United States -- 0.0%
          Cable -- U.S. -- 0.0%
          Adelphia Escrow               USD           575,000       $         58
          Adelphia Recovery Trust                     721,128              2,300
          ----------------------------------------------------------------------
          Total Other Interests
          (Cost -- $2,358) -- 0.0%                                         2,358
================================================================================

                         Short-Term
                         Securities
================================================================================
          BlackRock Liquidity Series, LLC Cash
            Sweep Series, 5.33% (c)(g)              3,918,674          3,918,674
          ----------------------------------------------------------------------
          Total Short-Term Securities
          (Cost -- $3,918,674) -- 2.5%                                 3,918,674
================================================================================

                         Options                    Number of
                         Purchased                  Contracts
================================================================================
Call Options Purchased -- 0.0%
          Taiwan Dollars, expiring July 2007 at
            USD 33.31, Broker Morgan Stanley
            Capital Services, Inc.                      6,900              1,401
          Euro Dollars, expiring July 2007 at
            USD 1.366                                   3,680              6,734
          South Korean Won, expiring July 2007
            at USD 955, Broker Morgan Stanley
            Capital Services, Inc.                     69,000                235
                                                                    ------------
                                                                           8,370
          ----------------------------------------------------------------------
Put Options Purchased -- 0.1%
          Malaysian Dollar, expiring May 2008
            at USD 3.318, Broker Citibank, N.A.         3,310             25,123
          Malaysian Dollar, expiring May 2008
            at USD 3.327, Broker Bank of America        1,986             13,961
          Turkish Lira 1.385 July 07, expiring
            July 2007 at USD 1.335, Broker
            Morgan Stanley Capital Services, Inc.       9,960            170,864
                                                                    ------------
                                                                         209,948
          ----------------------------------------------------------------------
          Total Options Purchased
          (Premiums Paid -- $316,407) -- 0.1%                            218,318
================================================================================
          Total Investments
          (Cost -- $156,900,301) -- 97.9%                            156,622,520
================================================================================

                         Options Written
================================================================================
Call Options Written -- (0.0%)
          South Korean Won, expiring July 2007
            at USD 955, Broker Morgan Stanley
            Capital Services, Inc.                     69,000              (235)
          ----------------------------------------------------------------------
          Total Options Written
          (Premiums Received -- $18,837) -- (0.0%)                         (235)
================================================================================
Total Investments, Net of Options Written
(Cost -- $156,881,464*) -- 97.9%                                     156,622,285
Other Assets Less Liabilities -- 2.1%                                  3,293,669
                                                                    ------------
Net Assets -- 100.0%                                                $159,915,954
                                                                    ============


           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007           13

Schedule of Investments (continued)     (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................      $ 156,819,992
                                                                  =============
      Gross unrealized appreciation ........................      $   4,045,660
      Gross unrealized depreciation ........................         (4,243,367)
                                                                  -------------
      Net unrealized depreciation ..........................      $    (197,707)
                                                                  =============

(a)   Floating rate security.
(b)   Non-income producing security.
(c)   Represents the current yield as of June 30, 2007.
(d) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(g) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ----------------------------------------------------------------------------------
                                                                    Net         Interest
      Affiliate                                                   Activity       Income
      ----------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series         $(6,395,585)    $73,277
      ----------------------------------------------------------------------------------

(h) All or portion of security held at collateral in connection with open financial futures contracts.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

o Forward foreign exchange contracts purchased as of June 30, 2007 were as follows:

      -------------------------------------------------------------------------
                                                                   Unrealized
      Foreign                             Settlement              Appreciation
      Currency Purchased                     Date                (Depreciation)
      -------------------------------------------------------------------------
      ARS       5,115,000                  July 2007             $     (8,932)
      AUD         850,000                  July 2007                   28,197
      BRL      22,646,592                  July 2007                  105,006
      BRL       7,600,000                 August 2007                  (1,379)
      CAD       5,427,100                  July 2007                  165,291
      CLP   1,133,525,000                  July 2007                  (16,414)
      COP   2,786,000,000                  July 2007                  (42,245)
      CZK       7,884,975                  July 2007                  (12,786)
      EUR      28,315,037                  July 2007                   26,985
      GBP       1,121,500                  July 2007                   12,855
      HUF   1,739,305,830                  July 2007                   92,840
      IDR  23,919,647,550                  July 2007                   28,157
      ISK     796,544,816                  July 2007                  174,617
      JPY   5,540,473,644                  July 2007               (1,916,713)
      KRW   1,536,480,000                  July 2007                    8,379
      MXN     244,355,200                  July 2007                  108,553
      MYR      19,355,000                  July 2007                  (67,960)
      NOK      41,755,852                  July 2007                  146,773
      PHP      58,420,000                  July 2007                    8,161
      PLN       9,868,200                  July 2007                   60,138
      RUB     127,477,800                  July 2007                   33,934
      SEK      19,359,640                  July 2007                   14,977
      SGD       3,475,332                  July 2007                  (33,802)
      SKK      40,860,000                  July 2007                  (20,407)
      TRY      11,079,326                  July 2007                  258,440
      TRY       5,382,300                 August 2007                 719,704
      ZAR     121,790,300                  July 2007                  216,029
      -------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign Exchange
      Contracts -- Net (USD Commitment -- $219,982,217)          $     88,398
                                                                 ============

o Forward foreign exchange contracts sold as of June 30, 2007 were as follows:

      -------------------------------------------------------------------------
                                                                   Unrealized
      Foreign                             Settlement              Appreciation
      Currency Sold                          Date                (Depreciation)
      -------------------------------------------------------------------------
      ARS       7,865,000                  July 2007             $     14,158
      BRL      23,946,592                  July 2007                 (117,350)
      BRL      13,676,592                 August 2007                 (73,164)
      CAD       4,023,500                  July 2007                 (190,388)
      CLP   1,113,170,000                  July 2007                    4,660
      COP   2,786,000,000                  July 2007                   55,869
      CZK      33,568,000                  July 2007                   31,679
      DKK      24,889,000                  July 2007                   (6,084)
      EUR      32,708,500                  July 2007                 (113,756)
      GBP         400,000                  July 2007                  (13,025)
      HUF   1,839,006,330                  July 2007                   (5,425)
      ISK     867,054,843                  July 2007                 (317,292)
      JPY     503,085,000                  July 2007                   58,459
      KRW   1,033,000,000                  July 2007                   (5,369)
      MXN     267,368,000                  July 2007                 (230,109)
      MYR      14,342,800                  July 2007                  (17,783)
      NOK      38,197,000                  July 2007                 (129,419)
      RUB     127,477,800                  July 2007                  (29,793)
      SEK      15,933,500                  July 2007                   36,462
      SGD       2,335,000                  July 2007                   16,937
      SKK      41,295,000                  July 2007                    6,894
      TRY      26,408,008                  July 2007                 (895,795)
      ZAR     132,948,169                  July 2007                 (229,738)
      -------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange
      Contracts -- Net (USD Commitment -- $192,101,599)          $ (2,149,372)
                                                                 ============

o     Financial futures contracts purchased as of June 30, 2007 were as follows:

      ----------------------------------------------------------------------------------------------------
                                                                                               Unrealized
      Number of                                          Expiration               Face        Appreciation
      Contracts       Issue             Exchange            Date                  Value      (Depreciation)
      ----------------------------------------------------------------------------------------------------
        72       Bank Acceptance        Montreal         December 2007          $16,092,375       $(17,839)
        12      Ten-Year Canadian       Montreal        September 2007          $ 1,252,739         (4,356)
                   Bond Future
        52      Euro-BOBL Future          Eurex         September 2007          $ 7,484,250        (19,081)
        39      Euro-BUND Future        Frankfurt       September 2007          $ 5,869,259        (23,350)
         1       Ten-Year Japan           Tokyo         September 2007          $ 1,072,834           (672)
                   Bond Future
        62         2-Year U.S.           Chicago        September 2007          $12,648,621        (14,183)
                  Treasury Bond
        43        5-Year U.S.            Chicago        September 2007          $ 4,450,391         24,969
                  Treasury Bond
      ----------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation -- Net                                                        $(54,512)
                                                                                                  ========


14           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007

Schedule of Investments (concluded)     (in U.S. dollars)

o     Financial futures contracts sold as of June 30, 2007 were as follows:

      ----------------------------------------------------------------------------------------------------
                                                                                               Unrealized
      Number of                                          Expiration               Face        Appreciation
      Contracts       Issue             Exchange            Date                  Value      (Depreciation)
      ----------------------------------------------------------------------------------------------------
       104      Ten-Year U.S.           Chicago         September 2007          $11,008,271       $ 15,146
                 Treasury Bond
        44       30-Year U.S.           Chicago         September 2007           $4,696,889        (44,111)
                 Treasury Bond
      ----------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation -- Net                                                        $(28,965)
                                                                                                  ========

o     Swaps outstanding as of June 30, 2007 were as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
                                                     Notional      Appreciation
                                                      Amount      (Depreciation)
--------------------------------------------------------------------------------
    Receive a fixed rate of 7.73% and pay a
      floating rate based on 3-month New Zealand
      Dollar Bank Bill rate
      Broker, Citibank, N.A.,
      Expires March 2009                NZD         4,020,000        $  (30,608)
    Pay a fixed rate of 7.03% and receive a
      floating rate based on 6-month BUBOR rate
      Broker, Citibank, N.A.
      Expires December 2010             HUF       505,300,000            17,298
    Pay a fixed rate of 6.995% and receive a
      floating rate based on 6-month BUBOR rate
      Broker, Citibank, N.A.
      Expires December 2010             HUF       502,400,000            14,601
    Sold credit default protection on Indonesia
      Government International Bond and
      receive 1.63%
      Broker, Citibank, N.A.
      Expires March 2011                USD         1,500,000            41,100
    Pay a fixed rate of 3.069% and receive a
      floating rate based on the
      6-month Swiss Franc LIBOR rate
      Broker, Citibank, N.A.
      Expires May 2012                  CHF         4,270,000           (44,906)
    Receive a fixed rate of 4.519% and pay a
      floating rate based on the 6-month
      Euro Interbank Offered Rate (EURIBOR)
      Broker, Citibank, N.A.
      Expires May 2012                  EUR         2,590,000           (37,554)
    Bought credit default protection on
      iTRAXX EUR 7 V1 Indice
      Broker, Citibank, N.A.
      Expires June 2012                 EUR         3,000,000               350
    Pay a fixed rate of 1.51% and receive a
      floating rate based on 6-month JPY Fixing
      LIBOR rate Broker, Citibank, N.A.
      Expires December 2013             JPY       161,000,000            23,341
    Pay a fixed rate of 4.14% and receive a
      floating rate based on the 6-month CZECH
      Interbank rate
      Broker, Citibank, N.A.
      Expires April 2017                CZK        12,375,000           (18,806)
    Pay a fixed rate of 4.16% and receive a
      floating rate based on the 6-month CZECH
      Interbank rate
      Broker, Citibank, N.A.
      Expires May 2017                  CZK        21,200,000           (30,180)
    Receive a fixed rate of 5.822% and pay a
      floating rate based on the 3-month LIBOR
      Broker, Citibank, N.A.
      Expires June 2017                 USD         1,120,000            13,290
    Receive a fixed rate of 5.773% and pay a
      floating rate based on the 3-month LIBOR
      Broker, Citibank, N.A.
      Expires June 2017                 USD         2,200,000            17,571
    Pay a fixed rate of 8.15% and receive a
      floating rate based on 3-month Johannesburg
      Inter-Bank Agreed Rate (JIBAR)
      Broker, JPMorgan Chase
      Expires July 2017                 ZAR        14,000,000          (134,330)
    Receive a fixed rate of 5.828% and pay a
      floating rate based on the 3-month LIBOR
      Broker, Citibank, N.A.
      Expires June 2022                 USD         5,000,000            33,183
    Receive a fixed rate of 2.39% and pay a
      floating rate based on 6-month JPY Fixing
      LIBOR rate
      Broker, Citibank, N.A.
      Expires December 2036             JPY        51,000,000           (22,832)
--------------------------------------------------------------------------------
    Total                                                             $(158,482)
                                                                      =========

o     Currency Abbreviations

      ARS       Argentine Peso
      AUD       Australian Dollar
      BRL       Brazilian Real
      CAD       Canadian Dollar
      CHF       Swiss Franc
      CLP       Chilean Peso
      COP       Colombian Peso
      CZK       Czech Republic Koruna
      DKK       Danish Krone
      EUR       Euro
      GBP       British Pound
      HUF       Hungary Forint
      IDR       Indonesian Rupiah
      ISK       Icelandic Crona
      JPY       Japanese Yen
      KRW       South Korean Won
      MXN       Mexican New Peso
      MYR       Malaysian Ringgit
      NOK       Norwegian Krone
      PHP       Philippines Peso
      PLN       Poland Zloty
      RUB       Russian Rouble
      SEK       Swedish Krona
      SGD       Singapore Dollar
      SKK       Slovak Koruna
      THB       Thai Bat
      TRY       Turkish Lira
      USD       U.S. Dollar
      ZAR       South African Rand

      See Notes to Financial Statements.


           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007           15

Statement of Assets and Liabilities

As of June 30, 2007 (Unaudited)
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost -- $152,665,220) ...                    $ 152,485,528
            Investments in affiliated securities, at value (identified cost -- $3,918,674) .......                        3,918,674
            Options purchased, at value (premiums paid -- $316,407) ..............................                          218,318
            Foreign cash (cost -- $3,376,330) ....................................................                        3,381,695
            Unrealized appreciation on forward foreign exchange contracts ........................                        2,434,154
            Unrealized appreciation on swaps .....................................................                          160,734
            Receivables:
               Securities sold ...................................................................   $   6,000,096
               Interest ..........................................................................       3,025,586
               Capital shares sold ...............................................................         851,486
               Swaps .............................................................................          61,545
               Dividends .........................................................................           1,671        9,940,384
                                                                                                     -------------
            Prepaid expenses and other assets ....................................................                           32,959
                                                                                                                      -------------
            Total assets .........................................................................                      172,572,446
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Unrealized depreciation on swaps .....................................................                          319,216
            Unrealized depreciation on forward foreign exchange contracts ........................                        4,495,128
            Options written, at value (premiums received -- $18,837) .............................                              235
            Swap premiums received ...............................................................                            8,847
            Bank overdraft .......................................................................                        3,610,047
            Payables:
               Securities purchased ..............................................................       2,899,433
               Dividends and distributions to shareholders .......................................         633,460
               Capital shares redeemed ...........................................................         157,288
               Investment adviser ................................................................          81,474
               Distributor .......................................................................          49,822
               Other affiliates ..................................................................          44,939
               Swaps .............................................................................           4,097
               Variation margin ..................................................................           2,406        3,872,919
                                                                                                     -------------
            Accrued expenses and other liabilities ...............................................                          350,100
                                                                                                                      -------------
            Total liabilities ....................................................................                       12,656,492
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net Assets ...........................................................................                    $ 159,915,954
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized                     $     676,639
            Investor A Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ...                        1,099,144
            Investor B Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ...                          226,606
            Investor C Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ...                          101,248
            Investor C1 Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ..                          529,756
            Paid-in capital in excess of par
            Undistributed investment income -- net ...............................................   $   4,078,383
            Accumulated realized capital losses -- net ...........................................    (141,438,559)
            Unrealized depreciation -- net .......................................................      (2,474,696)
                                                                                                     -------------
            Total accumulated losses -- net ......................................................                     (139,834,872)
                                                                                                                      -------------
            Net assets ...........................................................................                    $ 159,915,954
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional -- Based on net assets of $41,116,033 and 6,766,385 shares outstanding .                    $        6.08
                                                                                                                      =============
            Investor A -- Based on net assets of $66,746,026 and 10,991,443 shares outstanding ...                    $        6.07
                                                                                                                      =============
            Investor B -- Based on net assets of $13,760,556 and 2,266,060 shares outstanding ....                    $        6.07
                                                                                                                      =============
            Investor C -- Based on net assets of $6,147,466 and 1,012,483 shares outstanding .....                    $        6.07
                                                                                                                      =============
            Investor C1 -- Based on net assets of $32,145,873 and 5,297,556 shares outstanding ...                    $        6.07
                                                                                                                      =============

      See Notes to Financial Statements.


16           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007

Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest (including $73,277 from affiliates) .........................................                    $   4,465,419
            Dividends ............................................................................                            9,000
                                                                                                                      -------------
            Total income .........................................................................                        4,474,419
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .............................................................   $     490,961
            Service and distribution fees -- Investor C1 .........................................         140,658
            Service fees -- Investor A ...........................................................          84,223
            Service and distribution fees -- Investor B ..........................................          56,888
            Accounting services ..................................................................          51,286
            Printing and shareholder reports .....................................................          49,441
            Transfer agent fees -- Investor A ....................................................          41,421
            Professional fees ....................................................................          40,135
            Transfer agent fees -- Institutional .................................................          33,764
            Custodian fees .......................................................................          26,664
            Registration fees ....................................................................          26,112
            Transfer agent fees -- Investor C1 ...................................................          18,700
            Service and distribution fees -- Investor C ..........................................          16,817
            Transfer agent fees -- Investor B ....................................................          11,333
            Pricing fees .........................................................................          10,892
            Directors' fees and expenses .........................................................           9,300
            Transfer agent fees -- Investor C ....................................................           2,137
            Other ................................................................................          16,434
                                                                                                     -------------
            Total expenses .......................................................................                        1,127,166
                                                                                                                      -------------
            Investment income -- net .............................................................                        3,347,253
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments -- net (including $25,613 in foreign capital gain tax) ................       1,689,559
               Financial futures contracts and swaps -- net ......................................         258,385
               Foreign currency transactions -- net ..............................................      (1,834,740)         113,204
                                                                                                     -------------
            Change in unrealized appreciation/depreciation on:
               Investments -- net (including $7,376 in foreign capital gain tax credit) ..........      (1,621,856)
               Financial futures contracts and swaps -- net ......................................        (653,365)
               Foreign currency transactions -- net ..............................................      (2,098,149)      (4,373,370)
                                                                                                     ------------------------------
            Total realized and unrealized loss -- net ............................................                       (4,260,166)
                                                                                                                      -------------
            Net Decrease in Net Assets Resulting from Operations .................................                    $    (912,913)
                                                                                                                      =============

      See Notes to Financial Statements.


           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007           17

Statements of Changes in Net Assets

                                                                                                       For the Six
                                                                                                      Months Ended        For the
                                                                                                        June 30,        Year Ended
                                                                                                          2007         December 31,
Increase (Decrease) in Net Assets:                                                                     (Unaudited)         2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net .............................................................   $   3,347,253    $   7,179,871
            Realized gain (loss) -- net ..........................................................         113,204         (469,531)
            Change in unrealized appreciation/depreciation -- net ................................      (4,373,370)       6,157,148
                                                                                                     ------------------------------
            Net increase (decrease) in net assets resulting from operations ......................        (912,913)      12,867,488
                                                                                                     ------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
               Institutional .....................................................................      (1,149,069)      (2,254,796)
               Investor A ........................................................................      (1,755,841)      (3,216,904)
               Investor B ........................................................................        (354,739)        (808,698)
               Investor C ........................................................................         (75,052)          (7,209)
               Investor C1 .......................................................................        (821,141)      (1,585,018)
                                                                                                     ------------------------------
            Net decrease in net assets resulting from dividends to shareholders ..................      (4,155,842)      (7,872,625)
                                                                                                     ------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from capital share transactions ...................      (3,005,191)      (8,330,041)
                                                                                                     ------------------------------
===================================================================================================================================
Redemption Fee
-----------------------------------------------------------------------------------------------------------------------------------
            Redemption fee .......................................................................           1,251              673
                                                                                                     ------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets .........................................................      (8,072,695)      (3,334,505)
            Beginning of period ..................................................................     167,988,649      171,323,154
                                                                                                     ------------------------------
            End of period* .......................................................................   $ 159,915,954    $ 167,988,649
                                                                                                     ==============================
               * Undistributed investment income -- net ..........................................   $   4,078,383    $   4,886,972
                                                                                                     ==============================

      See Notes to Financial Statements.


18           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007

Financial Highlights

                                                                                        Institutional
                                                           -----------------------------------------------------------------------
                                                            For the Six
                                                           Months Ended
                                                             June 30,                   For the Year Ended December 31,
The following per share data and ratios have been derived      2007        -------------------------------------------------------
from information provided in the financial statements.      (Unaudited)      2006        2005        2004        2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .......      $  6.27      $  6.08     $  6.66     $  6.08     $  4.85     $  5.46
                                                              --------------------------------------------------------------------
            Investment income -- net*** ................          .14          .28         .35         .40         .44         .41
            Realized and unrealized gain (loss) -- net .         (.16)+        .21+       (.58)+       .59+       1.24        (.57)
                                                              --------------------------------------------------------------------
            Total from investment operations ...........         (.02)         .49        (.23)        .99        1.68        (.16)
                                                              --------------------------------------------------------------------
            Less dividends from investment income -- net         (.17)        (.30)       (.35)       (.41)       (.45)       (.45)
                                                              --------------------------------------------------------------------
            Net asset value, end of period .............      $  6.08      $  6.27     $  6.08     $  6.66     $  6.08     $  4.85
                                                              ====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........         (.42%)@      8.39%      (3.54%)     17.14%      36.10%      (2.65%)
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses, excluding reorganization expenses          1.04%*        .99%       1.00%       1.08%       1.10%       1.21%
                                                              ====================================================================
            Expenses ...................................         1.04%*        .99%       1.00%       1.08%       1.21%       1.21%
                                                              ====================================================================
            Investment income -- net ...................         4.43%*       4.59%       5.51%       6.59%       7.68%       8.16%
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...      $41,116      $44,373     $44,675     $49,416     $49,737     $24,267
                                                              ====================================================================
            Portfolio turnover .........................           54%         114%        103%         91%        173%         70%
                                                              ====================================================================

*     Annualized.
**    Total investment returns exclude the effects of any sales charges.
***   Based on average shares outstanding.
+     Includes a redemption fee, which is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007           19

                                                                                         Investor A
                                                           -----------------------------------------------------------------------
                                                            For the Six
                                                           Months Ended
                                                             June 30,                   For the Year Ended December 31,
The following per share data and ratios have been derived      2007        -------------------------------------------------------
from information provided in the financial statements.      (Unaudited)      2006        2005        2004        2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .......      $  6.26      $  6.08     $  6.66     $  6.07     $  4.84     $  5.46
                                                              --------------------------------------------------------------------
            Investment income -- net*** ................          .13          .27         .33         .39         .41         .47
            Realized and unrealized gain (loss) -- net .         (.16)+        .20+       (.58)+       .59+       1.26        (.65)
                                                              --------------------------------------------------------------------
            Total from investment operations ...........         (.03)         .47        (.25)        .98        1.67        (.18)
                                                              --------------------------------------------------------------------
            Less dividends from investment income -- net         (.16)        (.29)       (.33)       (.39)       (.44)       (.44)
                                                              --------------------------------------------------------------------
            Net asset value, end of period .............      $  6.07      $  6.26     $  6.08     $  6.66     $  6.07     $  4.84
                                                              ====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........         (.52%)@       .94%      (3.78%)     17.04%      35.82%      (3.08%)
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses, excluding reorganization expenses          1.25%*       1.24%       1.25%       1.33%       1.36%       1.48%
                                                              ====================================================================
            Expenses ...................................         1.25%*       1.24%       1.25%       1.33%       1.47%       1.48%
                                                              ====================================================================
            Investment income -- net ...................         4.22%*       4.33%       5.27%       6.34%       7.40%       9.43%
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...      $66,746      $67,658     $68,497     $81,145     $70,595     $42,319
                                                              ====================================================================
            Portfolio turnover .........................           54%         114%        103%         91%        173%         70%
                                                              ====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Includes a redemption fee, which is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


20           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007

                                                                       Investor B                                  Investor C
                                              -------------------------------------------------------------  -----------------------
                                                For the                                                       For the      For the
                                              Six Months                                                     Six Months     Period
                                                Ended                      For the Year Ended                  Ended      October 2,
The following per share data and ratios        June 30,                       December 31,                    June 30,      2006++
have been derived from information               2007      ------------------------------------------------    2007      to Dec. 31,
provided in the financial statements.         (Unaudited)   2006      2005       2004      2003      2002   (Unaudited)     2006
====================================================================================================================================
Per Share Operating Performance

Net asset value, beginning of period .......   $  6.26     $  6.08   $  6.66    $  6.07   $  4.84   $  5.46    $  6.26     $  6.15
                                               ------------------------------------------------------------    ---------------------
Investment income -- net*** ................       .11         .23       .30        .35       .39       .34        .10         .03
Realized and unrealized gain (loss) -- net .      (.16)+       .21+     (.58)+      .60+     1.25      (.55)      (.15)+       .15+
                                               ------------------------------------------------------------    ---------------------
Total from investment operations ...........      (.05)        .44      (.28)       .95      1.64      (.21)      (.05)        .18
                                               ------------------------------------------------------------    ---------------------
Less dividends from investment income -- net      (.14)       (.26)     (.30)      (.36)     (.41)     (.41)      (.14)       (.07)
                                               ------------------------------------------------------------    ---------------------
Net asset value, end of period .............   $  6.07     $  6.26   $  6.08    $  6.66   $  6.07   $  4.84    $  6.07     $  6.26
                                               ============================================================    =====================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .........      (.78%)@     7.38%    (4.28%)    16.43%    35.10%    (3.60%)     (.88%)@     2.92%@
                                               ============================================================    =====================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses, excluding reorganization expenses       1.78%*      1.78%     1.78%      1.85%     1.89%     1.99%      1.98%*      1.88%*
                                               ============================================================    =====================
Expenses ...................................      1.78%*      1.78%     1.78%      1.85%     2.00%     1.99%      1.98%*      1.88%*
                                               ============================================================    =====================
Investment income -- net ...................      3.68%*      3.82%     4.74%      5.81%     7.11%     6.66%      3.51%*      3.02%*
                                               ============================================================    =====================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ...   $13,761     $16,764   $22,512    $25,226   $31,443   $32,551    $ 6,147     $ 1,398
                                               ============================================================    =====================
Portfolio turnover .........................        54%        114%      103%        91%      173%       70%        54%        114%
                                               ============================================================    =====================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Includes a redemption fee, which is less than $.01 per share.
++    Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007           21

Financial Highlights (concluded)

                                                                                         Investor C1
                                                           -----------------------------------------------------------------------
                                                            For the Six
                                                           Months Ended
                                                             June 30,                   For the Year Ended December 31,
The following per share data and ratios have been derived      2007        -------------------------------------------------------
from information provided in the financial statements.      (Unaudited)      2006        2005        2004        2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .......      $  6.26      $  6.07     $  6.65     $  6.07     $  4.84     $  5.45
                                                              --------------------------------------------------------------------
            Investment income -- net*** ................          .11          .23         .29         .35         .38         .37
            Realized and unrealized gain (loss) -- net .         (.16)+        .21+       (.57)+       .59+       1.26        (.57)
                                                              --------------------------------------------------------------------
            Total from investment operations ...........         (.05)         .44        (.28)        .94        1.64        (.20)
                                                              --------------------------------------------------------------------
            Less dividends from investment income -- net         (.14)        (.25)       (.30)       (.36)       (.41)       (.41)
                                                              --------------------------------------------------------------------
            Net asset value, end of period .............      $  6.07      $  6.26     $  6.07     $  6.65     $  6.07     $  4.84
                                                              ====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........         (.79%)@      7.51%      (4.33%)     16.22%      35.07%      (3.46%)
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses, excluding reorganization expenses          1.79%*       1.81%       1.82%       1.90%       1.92%       2.04%
                                                              ====================================================================
            Expenses ...................................         1.79%*       1.81%       1.82%       1.90%       2.03%       2.04%
                                                              ====================================================================
            Investment income -- net ...................         3.68%*       3.77%       4.61%       5.73%       6.67%       7.42%
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...      $32,146      $37,796     $35,640     $19,447     $ 6,919     $ 1,756
                                                              ====================================================================
            Portfolio turnover .........................           54%         114%        103%         91%        173%         70%
                                                              ====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Includes a redemption fee, which is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


22           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B, Investor C and Investor C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Floating rate loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from a pricing service or counterparty. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the NASDAQ Global Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The value of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. using a pricing service and/or procedures approved by the Fund's Board of Directors.


           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007           23

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations, not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.


24           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Bank overdraft -- The Fund recorded a bank overdraft which resulted from management estimates of cash.

(j) Recent accounting pronouncements -- Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007           25

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund's net assets. In addition, the Manager has entered into sub-advisory agreements with BlackRock Financial Management, Inc. and BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                                    Distribution
                                                Service Fee             Fee
--------------------------------------------------------------------------------
Investor A ..................................      .25%                  --
Investor B ..................................      .25%                 .50%
Investor C ..................................      .25%                 .75%
Investor C1 .................................      .25%                 .55%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, Investor C and Investor C1 shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing shareholder and distribution-related services to Investor B, Investor C and Investor C1 shareholders.

For the six months ended June 30, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares as follows:

--------------------------------------------------------------------------------
                                        FAMD            MLPF&S          BDI
--------------------------------------------------------------------------------
Investor A .....................       $3,611          $38,629         $812
--------------------------------------------------------------------------------

For the six months ended June 30, 2007, MLPF&S received contingent deferred sales charges of $10,785, $535 and $1,438 relating to transactions in Investor B, Investor C and Investor C1 Shares, respectively.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the six months ended June 30, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

--------------------------------------------------------------------------------
                                                                     Call Center
                                                                        Fees
--------------------------------------------------------------------------------
Institutional .....................................................    $1,843
Investor A ........................................................    $1,385
Investor B ........................................................    $  407
Investor C ........................................................    $   24
Investor C1 .......................................................    $  512
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BlackRock Investment Management, LLC. ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM, may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

For the six months ended June 30, 2007, the Fund reimbursed the Manager $2,018 for certain accounting services.

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


26           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2007 were $88,415,587 and $85,917,880, respectively.

Transactions in call options written for the six months ended June 30, 2007 were as follows:

-------------------------------------------------------------------------------
                                                    Number of        Premiums
Call Options Written                                Contracts        Received
-------------------------------------------------------------------------------
Outstanding call options written,
  beginning of period ........................              --               --
Options written ..............................          69,000     $     18,837
                                                  -----------------------------
Outstanding call options written,
  end of period ..............................          69,000     $     18,837
                                                  =============================

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $3,005,191 and $8,330,041 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

Transactions in shares of capital for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Six                                      Dollar
Months Ended June 30, 2007                           Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         460,929     $  2,857,170
Shares issued to shareholders
  in reinvestment of dividends ...............         117,254          727,681
                                                  -----------------------------
Total issued .................................         578,183        3,584,851
Shares redeemed ..............................        (889,815)      (5,526,053)
                                                  -----------------------------
Net decrease .................................        (311,632)    $ (1,941,202)
                                                  =============================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended December 31, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,742,485     $ 10,696,614
Shares issued to shareholders
  in reinvestment of dividends ...............         185,361        1,142,002
                                                  -----------------------------
Total issued .................................       1,927,846       11,838,616
Shares redeemed ..............................      (2,194,232)     (13,451,336)
                                                  -----------------------------
Net decrease .................................        (266,386)    $ (1,612,720)
                                                  =============================

-------------------------------------------------------------------------------
Investor A Shares for the Six                                         Dollar
Months Ended June 30, 2007                           Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,134,865     $  7,009,786
Automatic conversion of shares
Shares issued to shareholders
  in reinvestment of dividends ...............         150,281          931,603
                                                  -----------------------------
Total issued .................................       1,285,146        7,941,389
Shares redeemed ..............................      (1,093,095)      (6,770,345)
                                                  -----------------------------
Net increase .................................         192,051     $  1,171,044
                                                  =============================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended December 31, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,361,991     $  8,367,994
Automatic conversion of shares ...............         333,715        2,040,629
Shares issued to shareholders
  in reinvestment of dividends ...............         257,368        1,583,163
                                                  -----------------------------
Total issued .................................       1,953,074       11,991,786
Shares redeemed ..............................      (2,421,436)     (14,855,994)
                                                  -----------------------------
Net decrease .................................        (468,362)    $ (2,864,208)
                                                  =============================

-------------------------------------------------------------------------------
Investor B Shares for the Six                                         Dollar
Months Ended June 30, 2007                           Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         177,302     $  1,094,475
Shares issued to shareholders
  in reinvestment of dividends ...............          27,975          173,465
                                                  -----------------------------
Total issued .................................         205,277        1,267,940
Shares redeemed ..............................        (615,026)      (3,796,636)
                                                  -----------------------------
Net decrease .................................        (409,749)    $ (2,528,696)
                                                  =============================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended December 31, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         433,441     $  2,668,764
Shares issued to shareholders
  in reinvestment of dividends ...............          60,995          374,958
                                                  -----------------------------
Total issued .................................         494,436        3,043,722
                                                  -----------------------------
Automatic conversion of shares ...............        (333,715)      (2,040,629)
Shares redeemed ..............................      (1,188,258)      (7,288,442)
                                                  -----------------------------
Total redeemed ...............................      (1,521,973)      (9,329,071)
                                                  -----------------------------
Net decrease .................................      (1,027,537)    $ (6,285,349)
                                                  =============================

-------------------------------------------------------------------------------
Investor C Shares for the Six                                         Dollar
Months Ended June 30, 2007                           Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         814,108     $  5,028,688
Shares issued to shareholders
  in reinvestment of dividends ...............           9,495           58,766
                                                  -----------------------------
Total issued .................................         823,603        5,087,454
Shares redeemed ..............................         (34,313)        (211,839)
                                                  -----------------------------
Net increase .................................         789,290     $  4,875,615
                                                  =============================

-------------------------------------------------------------------------------
Investor C Shares for the Period
October 2, 2006+ to                                                   Dollar
December 31, 2006                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................         240,478     $  1,498,115
Shares issued to shareholders
  in reinvestment of dividends ...............             938            5,888
                                                  -----------------------------
Total issued .................................         241,416        1,504,003
Shares redeemed ..............................         (18,223)        (114,475)
                                                  -----------------------------
Net increase .................................         223,193     $  1,389,528
                                                  =============================

+     Commencement of operations.


           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007           27

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Investor C1 Shares for the Six                                        Dollar
Months Ended June 30, 2007                           Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................          39,821     $    247,245
Shares issued to shareholders
  in reinvestment of dividends ...............          82,905          513,894
                                                  -----------------------------
Total issued .................................         122,726          761,139
Shares redeemed ..............................        (862,303)      (5,343,091)
                                                  -----------------------------
Net decrease .................................        (739,577)    $ (4,581,952)
                                                  =============================

-------------------------------------------------------------------------------
Investor C1 Shares for the Year                                       Dollar
Ended December 31, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..................................       2,213,078     $ 13,582,880
Shares issued to shareholders
  in reinvestment of dividends ...............         155,166          953,332
                                                  -----------------------------
Total issued .................................       2,368,244       14,536,212
Shares redeemed ..............................      (2,198,093)     (13,493,504)
                                                  -----------------------------
Net increase .................................         170,151     $  1,042,708
                                                  =============================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2007.

6. Commitments:

At June 30, 2007, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $1,623,000 and $5,044,000, respectively.

7. Capital Loss Carryforward:

On December 31, 2006, the Fund had a net capital loss carryforward of $141,425,037, of which $89,930,529 expires in 2007, $20,097,078 expires in 2008,
$7,574,253 expires in 2009, $17,836,357 expires in 2010, $4,375,952 expires in
2011 and $1,610,868 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.


28           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007           29

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


30           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
   Conservative Prepared Portfolio
   Moderate Prepared Portfolio
   Growth Prepared Portfolio
   Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
   Prepared Portfolio 2010
   Prepared Portfolio 2015
   Prepared Portfolio 2020
   Prepared Portfolio 2025
   Prepared Portfolio 2030
   Prepared Portfolio 2035
   Prepared Portfolio 2040
   Prepared Portfolio 2045
   Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


           BLACKROCK WORLD INCOME FUND, INC.          JUNE 30, 2007           31

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock World Income Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


                                                                       BlackRock

                                                                     #10788-6/07

Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock World Income Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock World Income Fund, Inc.

Date: August 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock World Income Fund, Inc.

Date: August 20, 2007


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock World Income Fund, Inc.

Date: August 20, 2007